UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2021
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DICERNA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36281	20-5993609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 Hayden Avenue Lexington, Massachusetts	02421
(Address of registrant’s principal executive office)	(Zip code)
(617) 621-8097
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DRNA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
Dicerna Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 3, 2021. The following proposals were submitted to the stockholders at the Annual Meeting:
(i) To elect nine directors to the Company’s board of directors, to serve until the 2022 Annual Meeting and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.
(ii) To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
(iii) To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.
The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 20, 2021.
The number of shares of common stock entitled to vote at the Annual Meeting was 76,614,989. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 58,095,733. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.
The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:
(a)Election of Directors.

Director Nominee	For	Against	Abstain
Douglas M. Fambrough, III, Ph.D.	51,486,490	28,788	22,909
J. Kevin Buchi	51,342,382	187,924	7,881
Stephen Doberstein, Ph.D.	48,793,488	2,736,817	7,882
Martin Freed, M.D.	44,408,439	7,121,867	7,881
Patrick M. Gray	51,496,540	33,764	7,883
Stephen J. Hoffman, M.D., Ph.D.	51,138,486	390,844	8,857
Adam M. Koppel, M.D., Ph.D.	35,673,681	15,856,264	8,242
Marc Kozin	51,212,534	316,802	8,851
Cynthia Smith	48,782,289	2,747,460	8,438
There were no broker non-votes regarding the election of directors.
(b)Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the voting included 57,745,711 votes for, 339,274 votes against and 10,748 votes abstained. There were no broker non-votes regarding this proposal.
(c)Approval, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.
Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The results of the voting included 49,535,829 votes for, 1,969,888 votes against and 32,470 votes abstained. There were no broker non-votes regarding this proposal.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2021	DICERNA PHARMACEUTICALS, INC.

	By:	/s/ Douglas W. Pagán
Douglas W. Pagán
Chief Financial Officer